Revenue and Other Income	12 Months Ended
Jun. 30, 2023
Revenue and Other Income
Revenue and Other Income

Note 3 - Revenue and Other Income

	Year Ended	Year Ended	Year Ended
	June 30,2023	June 30, 2022	June 30, 2021
	$’000	$’000	$’000
(a) Revenue from contracts with customers
Sale of hardware – external parties	167,965	69,243	32,299
Sale of hardware – related parties	7,203	11,589	21,263
Sale of service and maintenance – external parties	9,267	4,979	2,590
Software Revenue	109	10	5
Total revenue	184,544	85,821	56,157

(b) Other income
Interest received	147	7	12
Government grants	—	18	1,757
Other income	18	36	171
Total other income	165	61	1,940

During the fiscal year ended June 30, 2023, a number of customers requested us to provide our products on a bill-and-hold basis. Changes and delays to the customers’ site rollout schedules continues to contribute to the significant bill-and-hold arrangements for this period. The revenue under the bill-and-hold arrangements for the fiscal year ended June 30, 2023 contributed to 23% of our total revenue (2022: 16%; 2021: 4%).

Sale of hardware reflects the revenues from the sale of electric vehicle chargers. Hardware revenue is broken down into the sale of Stand Alone, or Distributed Chargers, or other products provided to customers. This revenue is recognized at a point in time when the performance obligations per the terms of a contract are satisfied. Depending on specific contract terms, this may be at delivery or dispatch, or when bill-and-hold criteria are met.

Service and maintenance revenues can reflect either a point in time or an over time obligation dependent on the services provided. The substantial portion of service and maintenance revenue is satisfied at a point in time, with the exception of Service Level Agreements which are recorded over time. Details on the reportable segments have been referenced in Note 22, Segment Reporting.